Rule 497(e)

Registration Nos. 333-146827 and 811-22135

Innovator ETFs Trust

Innovator IBD® ETF Leaders ETF

(the “Fund”)

Supplement To the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information
Dated March 1, 2021

Dated July 20, 2021

The Board of Trustees (the “Board”) of Innovator ETFs Trust (the “Trust”), based on the recommendation of Innovator Capital Management, LLC (the “Adviser”), the investment adviser to the Fund, a series of the Trust, has determined to close and liquidate the Fund. The Board concluded that it would be in the best interests of the Fund and its shareholders that the Fund be liquidated. Please note that trading in the Fund shares will be halted effective as of the close of business on August 13, 2021, and the Fund will be liquidated effective as of the close of business on August 20, 2021.

The Board approved a Plan of Liquidation (the “Plan”) that determines the manner in which the Fund will be liquidated. Pursuant to the Plan and in anticipation of the Fund’s liquidation, the Fund will be closed to new creation purchases effective as of the close of business on August 10, 2021. Although the Fund will be closed to new creation purchases as of August 10, 2021, you may continue to redeem your shares of the Fund after August 10, 2021, as provided in the Prospectus. Please note, however, that the Fund will be liquidating its assets as of the close of business on August 20, 2021.

Pursuant to the Plan, if the Fund has not received your redemption request prior to the close of business on August 13, 2021, your shares will be redeemed, and you will receive proceeds representing your proportionate interest in the net assets of the Fund as of August 20, 2021, subject to any required withholdings. As is the case with any redemption of fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed. If the redeemed shares are held in a qualified retirement account such as an IRA, the liquidation proceeds may not be subject to current income taxation under certain conditions. You should consult with your tax adviser for further information regarding the federal, state and/or local income tax consequences of this liquidation that are relevant to your specific situation.

Please Keep This Supplement With Your Summary Prospectus, Prospectus and Statement of Additional Information For Future Reference